Exhibit 99.1



                           FIRST LITCHFIELD FINANCIAL
                                  CORPORATION
                                       and
                      THE FIRST NATIONAL BANK OF LITCHFIELD








                    CODE OF ETHICS AND CONFLICTS OF INTEREST
                                     POLICY






                        Adopted By The Board of Directors
                                 April 30, 2003

                        Last Approval Date: May 31, 2007


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                    THE FIRST NATIONAL BANK OF LITCHFIELD and
                     FIRST LITCHFIELD FINANCIAL CORPORATION

                 CODE OF ETHICS AND CONFLICTS OF INTEREST POLICY
                     for Directors, Officers, and Employees

Policy Statement
----------------

The First National Bank of Litchfield (the "Bank") and First Litchfield Financial Corporation (the "Holding Company") (herein referred to collectively as "The Corporation") are institutions of public trust that are dependent upon public confidence. Inherent in that trust is The Corporation's responsibility not only to preserve and safeguard public confidence but also to strengthen and renew such confidence. The reputation and soundness of The Corporation is dependent on its commitment to avoid conflicts of interest. Board members, employees and officers are expected to act with integrity, conduct themselves in a professional manner and comply with all rules, regulations and policies of The Corporation. In addition, all directors, officers and employees have an obligation to The Corporation to ensure that their outside activities, interests and personal affairs are not in conflict with The Corporation's interests and that they do not reflect negatively upon The Corporation's reputation in the community. It is to this end that this Conflict of Interest & Code of Ethics Policy ("Policy") was adopted. This Policy also serves as the Holding Company's "Code of Ethics" for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the regulations of the Securities and Exchange Commission.

No one associated with The Corporation, whether as a director, officer or employee, should use their position, directly or indirectly, for private gain, to advance personal interests or to obtain favors or benefits for themselves, their families or related interests, or any other entity. Such persons must manage their personal and business affairs so as to avoid situations that might lead to a conflict of interest or the appearance of a conflict of interest involving The Corporation. Compliance with this policy is required.

The purpose of the Code of Ethics and Conflicts of Interest Policy is to ensure that business dealings and transactions between The Corporation and its officers, directors, principal shareholders and employees are conducted in an arm's-length fashion.


CONFLICTS OF INTEREST

Officers, directors and employees must not put their personal or business interests or those of others above the interests of The Corporation. Personnel must be fair in their dealings with The Corporation, and personal interests must not be allowed to bias decisions. They must not take advantage of potential "corporate opportunities," such as business enterprises, properties, or new products that they learn of as a result of their position or that are in The Corporation's "line of business."

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Full disclosure  must be made to the board of directors when personal  interests are involved in matters that may affect The Corporation. Such transactions must be reviewed by board members who are not involved in the transaction so as to ensure that the transaction is fair to The Corporation.

PERSONAL CONDUCT

Each officer, director and employee is expected to maintain the highest ethical standards in their personal and professional dealings.

Employees, officers and directors of The Corporation are expected to accept certain responsibilities, adhere to acceptable business principles in matters of personal conduct, and exhibit a high degree of personal integrity at all times. This not only involves respect for the rights of others, but also demands that with respect to business and personal matters, such persons refrain from any behavior that might be harmful to The Corporation, or that might be viewed unfavorably by current or potential customers or with respect to the public.

PERSONAL FINANCES

Each officer, director, and employee should maintain his or her personal finances in a prudent, businesslike manner. Checking accounts for officers, directors, principal shareholders and employees are to be handled in a professional manner. Deposits may not bear a greater rate of interest than that paid to the general public. In accordance with 12 CFR 215.4(e) of Regulation O, the Bank may not pay an overdraft of an executive officer or director of the Bank or of an affiliate of the Bank, on an account at the Bank, unless either:

     o The payment of funds is made in accordance with a written, preauthorized, interest-bearing extension of credit plan that specifies a method of repayment, or a written, preauthorized transfer of funds from another account of the account holder at the Bank.

     o The payment is of an inadvertent overdraft on an account in an aggregate amount of $1,000 or less, provided the account is not overdrawn for more than five business days, and the Bank charges the executive officer or director the same fee charged to any other customer of the Bank in similar circumstances.

The following activities are prohibited:

     1.   Borrowing from other staff members;

     2. Borrowing from The Corporation's customers other than those that are lending institutions;

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     3.   Borrowing from the Holding Company or borrowing at preferential  rates from the Bank. Bank loans to executive officers, directors and principal shareholders must be on the same terms and conditions as those offered to the general public; and

     4. Borrowing from The Corporation or any other institution, on terms or conditions (or through a process) which would violate any applicable law, rule or regulation, or which would be contrary to the policies of The Corporation.

The Policy of The Corporation and banking laws impose various restrictions on certain "insider" loan transactions. Please refer to the Bank's Insider Lending Policy & Procedures and Regulation O Compliance Policy.

BUSINESS DEALINGS

In addition to lending transactions, any dealings between The Corporation and directors, executive officers, principal shareholders and related interests of such persons, including transactions between The Corporation and the spouses, children, parents, or siblings of corporate insiders, must constitute arm's-length transactions.
The following insider transactions are prohibited:
--------------------------------------------------

     1. A transaction or business dealing which is not intended for the benefit of The Corporation but is merely an accommodation for the insider's benefit;

     2. A transaction which is not made on terms and under circumstances which are substantially the same or as favorable as those prevailing at the time for comparable business dealings with persons not covered by the Policy; or

     3. A transaction which is an investment in real estate, either directly or indirectly, whether in the form of an equity interest, partnership, joint venture, or any other form, if The Corporation, in substance, has virtually the same risks and potential rewards as an investor in the borrower's investment in real estate.

With regard to use of The Corporation property and personnel, the board of directors has taken the position that all supplies, copy services, postage meter and support personnel are for The Corporation's business and should not be used for personal needs. Any questions or areas of confusion regarding this policy should be addressed to the Chief Executive Officer.

Conflicts of interest between officers, employees, principal shareholders or directors of The Corporation and customers of The Corporation (or their related interests) shall be avoided at all times. Conflicts of interest include, but are not limited to, compensation from or investments in customers of The Corporation or their related interests. Similarly, the authorized use of privileged information constitutes a conflict of interest. Any officer, employee, principal shareholder or director contemplating a transaction that may involve a conflict of interest must obtain the proper approval of the Board of Directors of the Holding Company or the Bank, respectively.

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The following activities are prohibited:
----------------------------------------

     1. A direct or indirect financial interest including joint ventures or directorship in or with a supplier, customer or appropriate prospective customer without prior disclosure to and prior approval from the Board of Directors.

     2.   Receiving preferential treatment from customers of The Corporation.

     3. Selling or leasing goods or services to The Corporation without prior disclosure and approval by a majority of disinterested directors. In addition, the terms and conditions of transactions must not be more favorable than those offered to others.

     4. Receiving discounts on personal purchases from suppliers or customers because of business relationships with The Corporation.

     5.   Giving preferential  treatment to a customer,  supplier or prospective
          customer   because  of  any  favor,   gratuity  or  outside   business
          relationship with such customer, supplier or prospective customer.

Actual conflicts of interest and any known potential conflicts of interest must be disclosed to the board of directors, including those arising due to business or personal relationships with customers, suppliers, business associates, or competitors of The Corporation.

CONFIDENTIALITY

Information obtained in the course of evaluating a loan application, servicing a loan and other information including financial, personal and other non-public information on customers, suppliers, prospective customers, employees or applicants is strictly confidential. Use of such information to further personal interests is prohibited. In addition, such information may not be shared or made available to individuals outside The Corporation.

As defined in The Corporation's policies with respect to insider trading, use of "material inside information" in securities trading constitutes a violation of federal securities laws. Please refer to the policies entitled Confidential Information and Avoidance of Insider Trading and Pre-Clearance of Insider Transactions for further information on these requirements.

SAFEGUARDING CONFIDENTIAL INFORMATION
-------------------------------------

The Corporation's Privacy Policy, IT Policy and Security Policy implement the requirements of the Gramm-Leach-Bliley Act. These policies provide detailed guidance as to The Corporation's standards for protecting sensitive customer information. All

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officers,  directors and  employees are expected to understand  and follow these guidelines which are incorporated by reference into this policy.

ENSURING THE CONFIDENTIALITY OF RECORDS
---------------------------------------

Bank records and accounting information must be accurate and must be maintained with reliability and integrity. Transactions must be reflected in an accurate and timely manner. False entries and activities that result in false entries will be not are tolerated. Such entries or activities will be considered a serious violation of this policy and may result in severe discipline or termination of the officers or employees involved.

PROVIDING STRONG INTERNAL CONTROLS OVER ASSETS
----------------------------------------------

Employees, officers, and directors are expected to comply with sound internal control practices and procedures which are adopted by The Corporation to ensure the safeguarding of assets and the proper reporting and disclosure of financial information. Failure to follow sound procedures in this regard will be considered a serious violation of this policy

CANDOR IN DEALING WITH AUDITORS, EXAMINERS AND LEGAL COUNSEL
------------------------------------------------------------

Employees, officers, and directors are expected to respond honestly when dealing with the independent and internal auditors, regulators and attorneys. Failures to respond honestly and candidly will be deemed a serious violation of this policy.

AVOIDING SELF-DEALING AND ACCEPTANCE OF GIFT AND FAVORS
-------------------------------------------------------

The Bank Bribery Act makes it illegal for anyone to offer or promise anything of value to an employee, officer, director, agent, or attorney of a bank with the intent to influence or reward the person in connection with any business or transaction of The Corporation. It is also illegal for an employee, officer, director, agent, or attorney of a bank to solicit or accept anything of value from any person intending to be influenced or rewarded in connection with any business or transaction of the bank.

     If a person is convicted of violating the act, the sentence can be as much as a $1,000,000 fine and 30 years in jail.

     It is the policy of The Corporation that no employee, director, agent, or attorney of the bank shall accept anything of value from a customer of the bank or a vendor to the bank other than:

          o Gifts of a reasonable value based on a family or personal relationship where that relationship is the obvious motivating factor for the gift.

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          o    Meals,  refreshments,  entertainment,  accommodations,  or travel arrangements of a reasonable value provided they are in the course of a meeting or occasion, the purpose of which is to hold bona fide business discussions or to foster better relations, and provided that the expense would be paid for by The Corporation if not paid for by another party.

          o Advertising or promotional material with a value of less than $50.

          o Gifts with a value of less than $50 related to commonly recognized events, such as a promotion, religious holiday, wedding, or retirement.

          o Discounts or rebates on merchandise or services that do not exceed those available to other customers of the merchant.

          o Rewards for recognition of service or accomplishment from civic, charitable, educational, or religious organizations provided remuneration is $100 or less.

     No employee, director, agent, or attorney of the bank shall solicit anything of value from any customer of the bank or vendor to the bank.


OUTSIDE EMPLOYMENT

With respect to an employee of The Corporation, employment is a full-time career unless otherwise provided by the appropriate Board of Directors (or in the case of a non-officer employee, as provided by executive management). The undivided interest and loyalty of employees is important to the continued success of The Corporation. Employment with outside firms is permitted only if approval from the board of directors (officers) or senior management (non-official staff) is obtained and the work:

     1.   Will not interfere with work assignments or performance;

     2.   Will  not  involve  the  possibility  of  adverse   publicity  to  The
          Corporation;

     3.   Is not with a competitor, supplier or customer;

     4.   Does not imply sponsorship by The Corporation;

     5.   Does  not  involve  serving  as  a  director,   officer,  managers  or
          consultant; and

In addition, certain affiliations by directors, officers and employees are specifically prohibited by law. Examples of such prohibitions include serving as a director, officer, or employee of:

     1. A public utility holding company or its affiliates (15 U.S.C. ss.79q(c)); and

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     2.   An interstate  power company (16 U.S.C.  ss.825d(b) or having  certain specified affiliations with a registered investment company (15 U.S.C. ss.80a-10(c)).

In addition, the Depository Institutions Management Interlocks Act prohibits a "management official" (officer, director, advisory director or the nominee of such persons) of The Corporation from serving as a "management official" of another depository institution in the same community or one that is contiguous or adjacent within ten miles (12 U.S.C. ss.3201 et seq.).

CONTRIBUTIONS - POLITICAL ACTIVITIES

The Corporation, as a responsible citizen, encourages contributions to worthy charitable, social and educational causes. However, due to the requirements of the working environment, employee contributions to political or charitable organizations may not be solicited on the premises or during working hours without prior management approval. Officers and employees shall not contribute directly or indirectly on behalf of The Corporation, time, money, service or favors to political parties, candidates or workers. The Corporation is prohibited from engaging in politics or making political contributions including the use of its facilities and/or supplies.

Any officer or employee who wishes to take an active role as a political candidate for any elective public office or is appointed to any governmental or civic position, must discuss the details and receive prior approval from the Chief Executive Officer and the board of directors.

CREDIT PRACTICES

It is important that all loans be made in a prudent manner. In addition, all loans should be made as arm's-length transactions. Thus, officers, directors and employees may not extend credit or participate in any credit extension to a customer in the following circumstances:

     1. The borrower gives the proceeds of a loan to an employee, officer or director.

     2. The borrower gives the proceeds of the loan to the family or an associated financial interest of an officer, director or employee.

     3. The borrower loans the proceeds of the loan to an employee, officer, director, or to the family or associated financial interest of same.

     4. The borrower uses the proceeds to purchase assets from an employee, officer or director, or from the family or financial interest of same.

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     5.   The borrower uses the proceeds to pay debts of an employee, officer or director or those of family members or associated financial interests.

     6. The loan is made at a preferential rate which has not been authorized by the Loan Committee or other appropriate authority within the Bank;

     7. The loan is made to an employee of a bank regulatory agency, which has supervision over the Bank; or

     8. The borrower obtains a loan from another bank on a preferential basis as part of a reciprocal arrangement pursuant to which the Bank extends credit to such other bank on a preferential basis.

Additional rules apply to loans to executive officers, directors, and principal shareholder. Please review The Corporation's Policy Regarding Insider Lending Policy and Procedures and Regulation O Compliance Policy.

LITIGATION

No suits of any kind or for any reason are to be instituted in the name of The Corporation by any officer without first fully discussing the matter with the Chief Executive Officer. This rule would not apply to matters where quick action in the normal course of business is necessary to protect The Corporation's position.

EMBEZZLEMENT

Employees have a positive duty to report to management or the Audit Committee any facts relative to a suspected embezzlement or any other suspected illegal act committed by a fellow employee.

E-MAIL AND OTHER ELECTRONIC OR TELEPHONIC COMMUNICATIONS

All electronic and telephonic communication systems and all communications and information transmitted by, received from, or stored in these systems are the property of The Corporation and as such are to be used for job-related purposes. The unauthorized use of any software and business equipment, including, but not limited to, facsimiles, computers and copy machines for private purposes is strictly prohibited.

Further, employees are not permitted to use a code, access a file, or retrieve any stored communication unless authorized to do so or unless they have received prior clearance from an authorized supervisor. All pass codes are the property of The Corporation. No employee may use a pass code or voice-mail access code that has not been issued to

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that employee or that is unknown to The Corporation.  Moreover,  improper use of the e-mail system or the Internet, i.e., spreading offensive jokes or remarks, will not be tolerated. Employees who violate this policy are subject to disciplinary action, up to and including discharge.

To ensure that the use of electronic and telephonic communications systems and business equipment is consistent with The Corporation's legitimate business interests, authorized representatives of The Corporation may monitor the use of such equipment from time to time. This may include a review of electronic messages including e-mail and voice-mail messages.

ADDITIONAL REQUIREMENTS FOR SENIOR FINANCIAL OFFICERS OF THE CORPORATION
------------------------------------------------------------------------

For purposes of this section, the term "senior financial officer" includes all executive officers as defined under Regulation O and any other person serving in an equivalent financial position regardless of whether or not they are designated as executive officers for Regulation O purposes.

Because equity shares of The Corporation are publicly traded, senior financial officers are held to an especially high set of ethical standards. Senior financial officers will not act contrary to these standards of conduct nor will they condone the commission of such acts by others within the organization.

Senior financial officers will conduct their personal and professional affairs so as to avoid real and apparent conflicts of interest. They will refrain from engaging in any activity that would compromise their professional ethics or otherwise prejudice their ability to carry out their duties to the bank. In addition, senior financial officers will adhere to the following guidelines:

     |X| Communicate to executive management and to accounts engaged in financial audits all relevant unfavorable as well as favorable information and professional judgments and opinions

     |X| Encourage open communication and full disclosure of financial information by providing a well understood process for the disclosure of financial information of importance including any departures from policy, practice or sound accounting principals.

     |X| Ensure that all relevant staff members understand the corporate policy regarding full disclosure.

     |X| Refrain from the disclosure of confidential information and ensure that all staff understand corporate policy with respect to disclosure.

     |X| Refrain from using or appearing to use confidential information for unethical or illegal advantage, either personally or through others.

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     |X|  Establish and maintain  appropriate  systems and  procedures to ensure business transactions are recorded on the bank's books in accordance with Generally Accepted Accounting Principals, company policy and regulatory guidelines.

     |X| Establish policies and procedures to protect and retain accounting records as required by law.

     |X| Establish and administer accounting controls that are appropriate to ensure the integrity of the financial reporting process and the availability of timely information for the safe, sound and profitable operation of the bank.

     |X| Completely disclose relevant information to regulatory examiners and auditors.

OTHER REQUIREMENTS

Questions regarding the application of the requirements of this policy should be addressed to management or to the Human Resources Department.

The Chief Executive Officer and Chief Financial Officer shall be accountable to the Audit Committee and Board of Directors for assuring adherence to this Policy. The Audit Committee shall establish procedures for:

     |X| The receipt, retention, and treatment of complaints received by The Corporation regarding accounting, internal accounting controls, or auditing matters; and

     |X| The confidential, anonymous submission by employees of information concerning questionable auditing or accounting matters.

Compliance with this Policy is a condition of employment and failure to comply may be a basis for disciplinary action, termination or may result in other legal consequences.



----------------------              ---------------------------
Date                                Joseph J. Greco
                                    President



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                     FIRST LITCHFIELD FINANCIAL CORPORATION
                                       and
                      THE FIRST NATIONAL BANK OF LITCHFIELD



Name                                  Department
    --------------------                        --------------------

Job Title
         -----------------------


My signature below indicates that I have, received, read and understand the Code
                                                                            ----
of Ethics and Conflicts of Interest  Policy.  Furthermore,  I understand that if
-------------------------------------------
there are any questions relating to the policy I may contact the Human Resources Department for an explanation.



-----------------------------                        ---------------
Employee                                             Date



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                     FIRST LITCHFIELD FINANCIAL CORPORATION
                                       and
                      THE FIRST NATIONAL BANK OF LITCHFIELD


Gifts and Gratuities Reporting Sheet


Date     Name of        Name of        Gift      Approx. Value    Circumstances
Rec'd    Employee       Donor

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